                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 6, 1999

                               ITC/\DELTACOM, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

            Delaware                    0-23253               58-2301135
----------------------------        ------------          -------------------
(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)          Identification No.)

                 1791 O.G. Skinner Drive, West Point, GA 31833
                 ---------------------------------------------
                    (Address of principal executive offices)

    Registrant's telephone number, including area code:    (706) 385-8000
                                                           --------------
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Item 7.  Financial Statements and Exhibits.
         ----------------------------------


(c)  Exhibits.


     1.1 Form of Underwriting Agreement regarding the offer and sale of common stock.

     5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the common stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-75635.

     99.1 Press release issued by ITC/\DeltaCom, Inc. dated April 28, 1999 regarding the private offering of convertible subordinated notes.

     99.2  Description of Capital Stock.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ITC/\DELTACOM, INC.

                                        /s/  J. Thomas Mullis
                                        ------------------------------------
                                        Name:  J. Thomas Mullis
                                        Title: Senior Vice President-
                                               General Counsel and Secretary



Date: May 6, 1999

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                                        EXHIBIT INDEX

Exhibit
Number            Exhibit

 1.1 Form of Underwriting Agreement regarding the offer and sale of common stock.

 5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the common stock being registered pursuant to the Company's registration statement on Form S-3, File No. 333-75635.

99.1 Press release issued by ITC/\DeltaCom, Inc. dated April 28, 1999 regarding the private offering of convertible subordinated notes.

99.2          Description of Capital Stock.